UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2005

CTI Group (Holdings) Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10560	51-0308583
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 N. Alabama Street, Suite 240, Indianapolis, Indiana		46204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-262-4582

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2005, the Company’s wholly-owned subsidiary, CTI Data Solutions Limited, as lessee, and Spherion Technology (UK) Limited (successor to Interim Technology (UK) Limited), as lessor, executed a lease agreement, attached hereto as Exhibit 10.1, pursuant to which the Company renewed and extended its 3,485 square feet of office space lease in London, United Kingdom, to remain at an annual rate of £45,000 pounds per annum, which was equal to $87,300 per annum, payable in quarterly installments. The renewed lease term extended the lease retroactively from the previous lease termination date of January 2005 to December 2013. The lease contains an early termination clause, whereby the Company may terminate the lease effective January 2007 or, thereafter, upon a minimum of six months advance notice of the date of termination and payment of the equivalent of one quarterly rent payment. Upon review of the lease in December 2008, the lease payment can be adjusted to market conditions. In connection with the lease, the lessor agreed to reimburse the Company an amount of £5,000 pounds, which was equal to $9,700, towards certain repairs and renovations to the leased space.

The renewed lease contain certain lessee covenants which are included in the Underlease entered into on August 10, 2000 and the Superior Lease, attached hereto as Exhibits 10.2 and 10.3, respectively, regarding maintenance and repair and responsibility for operating costs associated with the leased space.

There is no material relationship between the Company and lessors, other than in connection with the lease.

The foregoing brief summary of the lease agreement entered into by the Company is not intended to be complete and is qualified in its entirety by reference to the agreements attached as exhibits to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 20, 2005, the Company’s wholly-owned subsidiary, CTI Data Solutions Limited, as lessee, and Spherion Technology (UK) Limited, as lessor, executed a lease agreement described above in Item 1.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
The following exhibits are filed herewith:

Exhibit 10.1 Lease, dated April 20, 2005, by and between Spherion Technology (UK) Limited and CTI Data Solutions Limited.

Exhibit 10.2 Underlease, dated August 10, 2000, by and between Interim Technology (UK) Limited and CTI Data Solutions Limited.

Exhibit 10.3 Lessee covenants contained in the Superior Lease, dated April 4, 1989, by and between Conifer Court Limited (superior landlord), GN Elmi Limited and G N Elmi a.s.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Group (Holdings) Inc.

April 25, 2005	By:	/s/ M. Hanuschek

Name: M. Hanuschek
Title: CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Lease, dated April 20, 2005, by and between Spherion Technology (UK) Limited and CTI Data Solutions Limited.
10.2	Underlease, dated August 10, 2000, by and between Interim Technology (UK) Limited and CTI Data Solutions Limited.
10.3	Lessee covenants contained in the Superior Lease, dated April 4, 1989, by and between Conifer Court Limited (superior landlord), GN Elmi Limited and G N Elmi a.s.